UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

The Meet Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of The Meet Group, Inc. (the “Company”) by ProSiebenSat.1 Media SE’s (“ProSieben”) and General Atlantic Coöperatief U.A.’s (“General Atlantic”) joint company NCG NuCom Group SE, a European stock corporation (“NuCom”), through eHarmony Holding, Inc., a subsidiary of NuCom’s platform company Parship Group GmbH (such subsidiary, “Buyer”), pursuant to the terms of an Agreement and Plan of Merger, dated March 5, 2020, by and among the Company, Buyer, Holly Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Buyer (“Merger Sub”), and NuCom, solely for the purpose of guaranteeing Buyer’s obligations under the Merger Agreement as set forth therein:

1.	Presentation by ProSieben’s Managing Director/CEO to the Company’s employees.

The item above was first used or made available on March 12, 2020.

Required disclosures: Please note that the transaction is subject to approval by The Meet Group’s stockholders along with the satisfaction of customary closing conditions and regulatory approvals, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, antitrust approvals in Germany and Austria as well as approval from Committee on Foreign Investment in the United States. While the transaction is making its way through the regulatory process, it is important to operate as separate entities. If you receive a call from anyone at ProSieben, General Atlantic or Parship Group, please take a message and pass it along to myself or Jim. Caution Regarding Forward Looking Statements: This document contains forward-looking statements, including statements regarding the proposed acquisition of The Meet Group (the “Company”) by an entity owned by ProSieben and General Atlantic (the “Parent”). From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction with Parent and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote in favor of the merger; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all, including the required regulatory clearances under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 (HSR), the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) and from the Committee on Foreign Investment in the United States (CFIUS); the failure of Parent to obtain or provide on a timely basis or at all the necessary financing as set forth in the Equity Commitment Letters delivered pursuant to the Merger Agreement; the occurrence of events that may give rise to a right of one or both of the Company and Parent to terminate the merger agreement; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company common stock and/or on the Company’s business, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it. Additional Information and Where to Find It In connection with the merger and with the solicitation of proxies for the special meeting of stockholders (the “Special Meeting”), the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement of the Company (the “Proxy Statement”), and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and security holders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of http://ir.themeetgroup.com/CorporateProfile/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by mail at 100 Union Square Drive, New Hope, PA 18938, or by telephone at 215.862.1162. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its proxy statement dated April 29, 2019, for its 2019 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.

Confidential

- 3 -

Parship Group management with deep industry know-how and vast experience in direct-to-customer, media and digital businesses



Tim Schiffers
Managing Director / CEO

Tim joined Parship as Managing Director and CEO in 2014. He possesses a broad strategic and operational background across direct-to-customer, internet and media businesses. Prior positions include CEO of adviqo AG, Managing Director of Wunderman and several national and international leadership roles at Bertelsmann. Before joining Parship, Tim led several strategy and optimization projects within the Holtzbrinck Publishing Group.

BERTELSMANN holtzbrinck Publishing Group adviqo wunderman



Henning Rönneberg
Managing Director / COO

Henning was appointed Managing Director and COO of Parship in 2012 after joining the company as CFO in 2008. He has spent his professional career in finance and strategy roles in the media and technology sector. Prior positions include CFO of publicly listed Pixelpark AG, CFO of Axel Springer's finance and services division, CFO of Bertelsmann's Bol.com and Head of Business Development at Infineon AG.

BERTELSMANN axel springer infineon pixelpark



Marc Schachtel
Managing Director / CCO & CTO

Marc, who joined Parship in 2011, is Managing Director and CCO/CTO of Parship Group. Marc holds a degree in computer science and started his career as entrepreneur launching a software agency within the Berlin startup scene. Later roles include Co-Founder and CTO of Goodbeans (Panfu.de) and Senior Consultant at BCG Platinion, where he focused on international strategy projects in the energy and media sectors.

BCG Boston Consulting Group goodbeans BCG PLATINION

Parship GROUP

Parship Group Overview

Confidential - 5 - After consolidating the DACH market, Parship Group entered the next phase with eharmony integration, growing profitability to a new level 2012 2013 2014 2015 2016 2017 2018 2019 2020+ Parship Optimization and Growth ElitePartner eharmony Innovation and “Parship Excellence” Acquisition and Integration Acquisition and Integration Growth Sale Parship to Oakley Acquisition ElitePartner Sale to P7S1 Sale to NCG / Acquisition eharmony Revenues Parship Group [EURm] adj. EBITDA Parship Group [EURm] ElitePartner Parship eharmony 2012 2013 2014 2015 2016 2017 2018 2019 2020e 2012 2013 2014 2015 2016 2017 2018 2019 2020e

Confidential - 6 - We now run the three globally leading brands for online matchmaking, all based on a common blueprint No other brand can give you Biggest and most experienced The dating service for discerning Brand promise more confidence to fulfill matchmaker for finding a serious clients, where not everybody your relationship goals long-term relationship makes the cut Brand personality Trusted & dedicated confidant The passionate expert The cultured agent Confidence: highest chance of success High chances and the most efficient Find the perfect partner with a similar Emotional Benefit and most efficient way to find your way to find the perfect partner for a social standing and lifestyle for a partner long-lasting, happy relationship serious relationship Largest pool of desirable singles The largest selection thanks to the Best pre-selection through Functional Benefit seeking a real relationship largest database manual profile inspection

Confidential - 8 - A vast variety of offers compete in the online dating market, segmented into three core segments – example Germany Relationship members Date of / Intention Flirt DATING Affair / Sex ADULT / CASUAL free low high Price

Confidential - 9 - Our brands are leading in the market, but we have seen massive changes with social dating clearly on the rise Top-of-mind (First service remembered) Awareness DE 18-65y [%] Key Trends Based on the Parship Execellence Approach developed since 2012, 15 Tinder our brands are leading in the market Social Dating 10 Lovoo While our strength has contributed to the demise of the 3 Badoo classical dating players, this segment has now been more than Classic Dating 1 Lovescout replaced by the social dating apps Their appeal lies in bringing a 12 ElitePartner more entertaining component to Matchmaking the dating space 23 Parship

Marketing Best in class user monetization Strong Brand Optimized conversion of online (brand) Traffic Largest database of users

Highest share of ad & efficient Marketing Best in class user monetization Strong Brand conversion of online (brand) Traffic Largest database of users

Our professional brand management process ensures consistent and constantly optimized communication Analysis as basis for campaign refinements / adaptions Evolving brand guidelines guarded by Excellence in execution across all Research based campaign development internal design team departments

Strong Brand

Highest share of ad & efficient marketing Strong Brand

Highest share of ad & efficient Marketing Strong Brand conversion of online (brand) traffic

Sophisticated online marketing transforms brand media into efficient customer acquisition
Direct 22%
SEA Brand 19%
SEO Brand 6%
Generic 53%
Display Search E-Mail
Partner
Affiliate

Highest share of ad & efficient Marketing Strong Brand conversion of online (brand) Traffic Largest database of users

Highest share of ad & efficient Marketing Strong Brand conversion of online (brand) Traffic Largest database of users

Highest share of ad & efficient Marketing Strong Brand conversion of online (brand) Traffic Largest database of users

Highest share of ad & efficient Marketing Strong Brand conversion of online (brand) Traffic Largest database of users

Fluglotsin, 27

Confidential

- 22 -

Parship's freemium-model gives users the opportunity to assess the quality of our matchmaking product, with a focus on a quick premium conversion

Free

Registration



- **Registration via email or facebook**
- **Further registration options in development,** such as Sign-In-With-Apple or text
- **Rigid focus on data protection and security**

Questionnaire



- 20 minutes to assess important **personality traits** for relationships
- Basis for **scientific matchmaking**
- **Questionnaire, as entire product, available on all devices and channels** (apps, responsive web)

Profile & Partner Personality



- Review of **own partner personality as an indicator for compatibility**
- **Provide personal information** and photo upload
- **Rich, highly customizable profiles**

Partner Proposals & First Contact



- **Picture blurring** of partner proposals (Parship, ElitePartner)
- **All pictures available for other brands** (eharmony)
- **Icebreakers and messaging for first contact**

Paid

Premium Membership

- **Subscription** with minimum 6, 12 or 24 months
- Premium subscription unlocks **all premium features** for the user
- **Available as web payment and selected In-App-Purchases**



PREMIUM FEATURES

- **See all unlocked/uploaded pictures** of partner proposals
- **Read message replies**
- **Advanced filtering**
- Full analysis of **partner personality**

ADDITIONAL BENEFIT

- **Relatively high price, along with matchmaking and privacy features,** serves as a filter in terms of users' **seriousness and commitment**

Parship GROUP

34.000 660 3 Mio 37% 123.114 44% 840.298 660

Cautionary Statement

This document contains forward-looking statements, including statements regarding the proposed acquisition of the Company by Buyer. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction with Buyer and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote in favor of the merger; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all, including the required regulatory clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR), the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) and from the Committee on Foreign Investment in the United States (CFIUS); the failure of Buyer to obtain or provide on a timely basis or at all the necessary financing as set forth in the Equity Commitment Letters delivered pursuant to the Merger Agreement; the occurrence of events that may give rise to a right of one or both of the Company and Buyer to terminate the merger agreement; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company Common Stock and/or on the Company’s business, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the merger and with the solicitation of proxies for the special meeting of stockholders, The Meet Group, Inc. (the “Company”) intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement of the Company (the “Proxy Statement”), and the Company intends to file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and security holders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of http://ir.themeetgroup.com/CorporateProfile/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by mail at 100 Union Square Drive, New Hope, PA 18938, or by telephone at 215.862.1162. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

The Company, Buyer and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its proxy statement dated April 29, 2019, for its 2019 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.